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                                                                    Exhibit 10.9

                       GENERAL ASSIGNMENT AND BILL OF SALE


                  THIS GENERAL ASSIGNMENT AND BILL OF SALE is entered into this 17th day of December, 1999 by and among, PP&L Global, Inc., a Pennsylvania corporation ("PP&L Global"), Colstrip Comm Serv, LLC, a Delaware limited liability company ("Comm Serv"), and PP&L Montana, LLC, a Delaware limited liability company ("PP&L Montana") (PP&L Global, Comm Serv and PP&L Montana are collectively referred to herein as "Assignees" and individually, as "Assignee"), and The Montana Power Company, a Montana corporation ("Seller").

                  WHEREAS, Seller and PP&L Global have entered into an Asset Purchase Agreement, dated as of October 31, 1998 as amended June 29, 1999 and October 29, 1999 (as amended, the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to PP&L Global and PP&L Global has agreed to purchase and acquire from Seller the Generating Assets and certain other assets of Seller used or held for use principally in connection with the operation of the Generating Assets, and PP&L Global has agreed, in partial consideration therefor, to assume certain obligations in connection therewith by executing an Assumption Agreement of even date herewith;

                  WHEREAS, the Asset Purchase Agreement provides that PP&L Global may assign its interests in the Asset Purchase Agreement to a Subsidiary, provided that such Subsidiary agrees in writing to be bound by the Asset Purchase Agreement and provided, further, that no such assignment shall relieve PP&L Global;

                  WHEREAS, PP&L Global has formed Comm Serv and PP&L Montana, both indirect wholly-owned Subsidiaries of PP&L Global; and by Instrument of Assignment (the "Assignment") dated the date hereof PP&L Global assigned all of its rights, interests and obligations under the Asset Purchase Agreement to Comm Serv and PP&L Montana, as follows: (A) to Comm Serv, that portion of such rights, interests and obligations as relates to the Specified Assets (the term "Specified Assets" has the meaning ascribed to it in the Assignment); and (B) to PP&L Montana, the balance of such rights, interests and obligations;

                  WHEREAS, Seller desires to transfer and assign to Assignees the assets described below pursuant to Section 1.05 of the Asset Purchase Agreement and Assignees desire to accept the sale, transfer, conveyance, assignment and delivery thereof;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, transfers, conveys, assigns and delivers all of Seller's right, title and interest in, to and under the Assets, free and clear of all Liens except



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Permitted Liens (as such term is defined in the Asset Purchase Agreement with respect to periods after the date of the Closing), to Assignees, as follows: (i) to Comm Serv, the Specified Assets (the "Comm Serv Assets") and (ii) to PP&L Montana, the balance of the Assets (the "PP&L Montana Assets") (collectively the Comm Serv Assets and PP&L Montana Assets are referred to herein as the "Assigned Assets"), TO HAVE AND TO HOLD the same unto Assignees, their successors and assigns, forever.

                  Assignees hereby accept the sale, transfer, conveyance, assignment and delivery of the Assigned Assets. Notwithstanding anything herein to the contrary, the Excluded Assets are specifically excluded from the Assigned Assets and shall be retained by Seller at and following the date of the Closing.

                  At any time or from time to time after the date hereof, at the request of either Comm Serv or PP&L Montana and without further consideration, Seller shall execute and deliver to such Assignee such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as such Assignee may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to such Assignee, and to confirm such Assignee's title to, the Assigned Assets assigned to such Assignee, and, to the full extent permitted by Law, to put such Assignee in actual possession and operating control of the Assigned Assets assigned to such Assignee and to assist such Assignee in exercising all rights with respect thereto.

                  Seller hereby constitutes and appoints (i) Comm Serv, as to Comm Serv Assets and (ii) PP&L Montana, as to PP&L Montana Assets, the true and lawful attorneys of Seller, with full power of substitution, in the name of Seller or the appropriate Assignee, but on behalf of and for the benefit of the appropriate Assignee: (i) to demand and receive from time to time any and all of the Assigned Assets assigned to such Assignee and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all Actions or Proceedings that such Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assigned Assets assigned to such Assignee; (iii) to defend or compromise any or all Actions or Proceedings in respect of any of the Assigned Assets assigned to such Assignee; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as such Assignee shall deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Assignees shall indemnify and hold harmless Seller and its officers, directors, employees, agents and Affiliates from any and all Losses caused by or arising out of any breach of Law by Assignees in their exercise of the aforesaid powers.

                  This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


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                  This General Assignment and Bill of Sale and all of the
provisions hereof shall be binding upon and shall inure to the benefit of the respective parties and their assigns, transferees and successors.

                  This General Assignment and Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment and Bill of Sale in order for this General Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment and Bill of Sale to such extent.

                  This General Assignment and Bill of Sale is delivered pursuant to and is subject to the Asset Purchase Agreement. In the event of any conflict between the terms of the Asset Purchase Agreement and the terms of this General Assignment and Bill of Sale, the terms of the Asset Purchase Agreement shall prevail.


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                  IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this General Assignment and Bill of Sale on the day and year first above written.

                                 PP&L Global, Inc.


                                 By:      /s/ Robert W. Burke
                                          -----------------------------------
                                                   Signature

                                          Robert W. Burke
                                          -----------------------------------
                                                   Printed Name

                                          Vice President
                                          -----------------------------------
                                                   Title

                                          12-17-99
                                          -----------------------------------
                                                   Date

                                 Colstrip Comm Serv, LLC


                                 By:      /s/ Roger Petersen
                                          -----------------------------------
                                                   Signature

                                          Roger Petersen
                                          -----------------------------------
                                                   Printed Name

                                          President
                                          -----------------------------------
                                                   Title

                                          12/17/99
                                          -----------------------------------
                                                   Date

                                 PP&L Montana, LLC


                                 By:      /s/ Roger Petersen
                                          -----------------------------------
                                                   Signature

                                          Roger Petersen
                                          -----------------------------------
                                                   Printed Name

                                          President
                                          -----------------------------------
                                                   Title

                                          12/17/99
                                          -----------------------------------
                                                   Date


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                                 The Montana Power Company


                                 By:      /s/ Michael E. Zimmerman
                                          -----------------------------------
                                                   Signature

                                          Michael E. Zimmerman
                                          -----------------------------------
                                                   Printed Name

                                          Vice President and General Counsel
                                          -----------------------------------
                                                   Title

                                          12/17/99
                                          -----------------------------------
                                                   Date


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Gen. Assign. & Bill of Sale Execution Copy